SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 27, 2012

ConAgra Foods, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7275	47-0248710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive Omaha, NE		68102-5001
(Address of Principal Executive Offices)		(Zip Code)

(402) 240-4000 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 27, 2012, ConAgra Foods, Inc. and Ralcorp Holdings, Inc. issued a joint press release announcing that they have entered into a definitive agreement, under which ConAgra has agreed to acquire Ralcorp.  A copy of the press release is attached as Exhibit 99.1.

On November 27, 2012, ConAgra and Ralcorp will host a conference call and simultaneous presentation to investors to discuss the transaction.  A copy of the investor presentation is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1	ConAgra Foods, Inc. and Ralcorp Holdings, Inc. joint press release dated November 27, 2012.
99.2	Investor Presentation dated November 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.
Date:	November 27, 2012	By:	/s/ Colleen Batcheler
Name: Colleen Batcheler
Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	ConAgra Foods, Inc. and Ralcorp Holdings, Inc. joint press release dated November 27, 2012.
99.2	Investor Presentation dated November 27, 2012.